UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 5, 2025

JELD-WEN HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive
Charlotte, North Carolina 28273
(Address of principal executive offices) (Zip code)
Registrant's telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.01 per share)	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 5, 2025, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of JELD-WEN Holding, Inc. (the “Company”) approved the Company’s 2025 Management Incentive Plan (the “MIP”). The MIP is substantially similar to the Management Incentive Plan previously in effect for the Company. The purpose of the MIP is to promote the interests of the Company and its stockholders by motivating superior performance by executive officers and other key personnel with annual cash bonus opportunities based on corporate and individual performance. The MIP is administered by the Committee. Executive officers and other employees and consultants identified by the Committee are eligible to participate in the MIP. The Committee will determine the amount, if any, of an award, the performance criteria applicable to an award, the performance goals related to performance criteria and the amount and terms of payment of any earned award. In no event may an award payable to a participant for any plan year exceed 200% of the participant’s target award. The MIP authorizes the Committee to adjust or modify the terms of awards or performance objectives, or specify new awards, due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual, nonrecurring or infrequent events affecting the Company or the financial statements of the Company. The Committee and the Board have the authority to amend, modify, suspend or terminate the MIP, subject to the terms of the MIP and applicable legal requirements.
The foregoing summary of the MIP is qualified in its entirety by reference to the full text of the MIP, which is filed hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	JELD-WEN Holding, Inc. 2025 Management Incentive Plan

104	Cover Page Interactive Data file (formatted as Inline XBRL).
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2025		JELD-WEN HOLDING, INC.

	By:	/s/ James S. Hayes
James S. Hayes
Executive Vice President, General Counsel and Corporate Secretary